Exhibit 99.2



                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO

               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Monarch Services, Inc. (the "Company") on Form 10-QSB for the quarter ending July 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marshall Chadwell, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/   Marshall Chadwell
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Marshall Chadwell
Chief Financial Officer
September 16, 2002